Exhibit 10.2

CDW CORPORATION

STOCK OPTION AGREEMENT
FOR NON-EMPLOYEE DIRECTORS

     CDW Corporation, an Illinois corporation (the “Company”), hereby grants to the individual (the “Optionee”) named in the award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Option Date”), pursuant to the provisions of the 2004 Non-Employee Director Equity Compensation Plan (the “Plan”), a non-statutory stock option to purchase from the Company the number of shares of its common stock, $0.01 par value (“Stock”), set forth in the Award Notice (the “Option”), at the price per share set forth in the Award Notice, upon and subject to the terms and conditions set forth below, in the Award Notice and in the Plan. Capitalized terms not defined herein shall have the meanings specified in the Plan.

     1. Option Subject to Acceptance of Agreement. The Option shall be null and void unless the Optionee shall accept this Agreement by executing the Award Notice in the space provided therefore and returning an original execution copy of the Award Notice to the Company.

     2. Manner of Exercise of Option. Subject to the limitations set forth in this Agreement, the Option may be exercised by the Optionee (a) by giving written notice to the Company specifying the number of whole shares of Stock to be purchased and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company’s satisfaction) either (i) in cash, (ii) by delivery to the Company (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Stock (to which the Optionee has good title, free and clear of all liens and encumbrances and which the Optionee either (1) has held for at least six months or (2) has purchased on the open market) having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (iii) to the extent permitted by applicable law, in cash by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise, (iv) to the extent expressly authorized by the Committee, through a cashless exercise arrangement with the Company or (v) by a combination of (i) and (ii), and (b) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of any election pursuant to clauses (ii)-(v). Any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing a share of Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for payment to the Company’s satisfaction).

     3. Nontransferability of Option. The Option may not be transferred by the Optionee other than (i) by will or the laws of descent and distribution, (ii) pursuant to beneficiary designation procedures approved by the Company or (iii) to one or more Family Members of the Optionee. Except to the extent permitted by the foregoing sentence, during the Optionee’s lifetime the Option is exercisable only by the Optionee or the Optionee’s Legal Representative. Except to the extent permitted by the second preceding sentence, the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber, or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void. For purposes of this Section, “Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which any of the foregoing persons has more than fifty percent of the beneficial interest, a foundation in which any of the foregoing persons (or the Optionee) controls the management of the assets and any other entity in which any of the foregoing persons (or the Optionee) owns more than fifty percent of the voting interests.

     4. Investment Representation. The Optionee hereby represents and covenants that (a) any shares of Stock purchased upon exercise of the Option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1993, as amended, and the rules and regulations thereunder (the “Securities Act”), unless such purchase has been registered under the Securities Act and any applicable state securities laws; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, the Optionee shall submit a written statement, in a form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of any purchase of any shares hereunder or (y) is true and correct as of the date of any sale of any such shares, as applicable. As a further condition precedent to any exercise of the Option, the Optionee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board or the Committee shall in its sole discretion deem necessary or advisable.

     5. Delivery of Certificates. Upon the exercise of the Option, in whole or in part, the Company shall deliver or cause to be delivered, subject to the conditions of this Agreement and the Plan, one or more certificates representing the number of shares purchased against full payment therefor. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in Section 3.5 of the Plan.

     6. Designation as Non-Statutory Stock Option. The Option is hereby designated as not constituting an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended. This Agreement shall be interpreted and treated consistently with such designation.

     7. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to CDW Corporation, 200 North Milwaukee Avenue, Vernon Hills, Illinois 60061, Attention: Compensation and Stock Option Committee, and if to the Optionee, to the last known mailing address of the Optionee contained in the records of the Company. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

     8. Miscellaneous. The Committee shall have the right to resolve all questions which may arise in connection with the Option or its exercise. Any interpretation, determination or other action made or taken by the Committee regarding the Plan or this Agreement shall be final, binding and conclusive. This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall acquire any rights hereunder in accordance with this Agreement, the Award Notice or the Plan. The Award Notice may be executed in two counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.